Q2 2017 Earnings Presentation August 3, 2017 Mike Petters President and Chief Executive Officer Chris Kastner Executive Vice President, Business Management and Chief Financial Officer

2 Forward-Looking Statements Statements in this presentation, other than statements of historical fact, may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties that could cause our actual results to differ materially from those expressed in these statements. Factors that may cause such differences include: changes in government and customer priorities and requirements (including government budgetary constraints, shifts in defense spending, and changes in customer short-range and long-range plans); our ability to estimate our future contract costs and perform our contracts effectively; changes in procurement processes and government regulations and our ability to comply with such requirements; our ability to deliver our products and services at an affordable life cycle cost and compete within our markets; natural and environmental disasters and political instability; adverse economic conditions in the United States and globally; changes in key estimates and assumptions regarding our pension and retiree health care costs; security threats, including cyber security threats, and related disruptions; and other risk factors discussed in our filings with the U.S. Securities and Exchange Commission. There may be other risks and uncertainties that we are unable to predict at this time or that we currently do not expect to have a material adverse effect on our business, and we undertake no obligation to update any forward-looking statements. You should not place undue reliance on any forward-looking statements that we may make. This presentation also contains non-GAAP financial measures and includes a GAAP reconciliation of these financial measures. Non-GAAP financial measures should not be construed as being more important than comparable GAAP measures.

HII's Q2 2017 Highlights

3

- Revenues were $1.86 billion in the quarter
- Diluted EPS was $3.21 in the quarter
- Total backlog at the end of the quarter was ~$21.1 billion; new contract awards in the quarter totaled $3.4 billion
- Ingalls Shipbuilding
  - Launched *Tripoli* (LHA 7) and completed Builder's Trials on *Portland* (LPD 27)
  - Awarded *Bougainville* (LHA 8) construction contract, LPD 29 advanced procurement and DDG 125 *Jack H. Lucas* contract modification (first Flight III ship for the Navy)
- Newport News Shipbuilding
  - Delivered USS *Gerald R. Ford* (CVN 78) and *Virginia* class submarine *Washington* (SSN 787), and redelivered USS *Abraham Lincoln* (CVN 72)
  - Achieved 50% structural completion on *Kennedy* (CVN 79) and launched *Indiana* (SSN 789)
- Technical Solutions
  - Part of joint venture awarded contract to provide management and operation services at Nevada National Security Site
  - Awarded Special Selected Restricted Availability on USS *Chosin* (CG 65)
  - Teaming with Boeing to pursue design and production of the Navy's Extra Large Unmanned Undersea Vehicle

4 HII’s Q2 2017 Consolidated Results  HII’s revenues up 9.3% YOY due to the acquisition of Camber Corp., which contributed $85M in the quarter, and higher volume at Ingalls.  HII’s operating income up YOY due to FAS/CAS adjustment; operating margin similar YOY. $1,700 $1,858 $1,500 $1,550 $1,600 $1,650 $1,700 $1,750 $1,800 $1,850 $1,900 Q2 2016 Q2 2017 ($ in mi llio ns) Revenues $217 $237 $205 $210 $215 $220 $225 230 235 240 Q2 2016 Q2 2017 ($ in m illio ns) Operating Income 12.8% 12.8% —% 3.0% 6.0% 9.0% 12.0% 15.0 % Q2 2016 Q2 2017 Operating Margin

5 $24 $27 $36 $138 $— $20 $40 $60 $80 $100 $120 $140 $160 $180 Q2 2016 Q2 2017 ($ in m illi on s) Shareholder Distributions Dividends Share Repurchases (at cost) HII’s Q2 2017 Capital Deployment *Non-GAAP measure. See appendix for definition and reconciliation. **Includes $3 million for share repurchases not settled as of June 30, 2017  Capital expenditures were $79 million or 4.3% of revenues in the quarter o YTD capital expenditures were $137 million or 3.8% of YTD revenues  Made cash contributions of $56 million to pension and postretirement benefits plans in the quarter o YTD, contributed $91 million to qualified pension plans o Balance of 2017 discretionary contributions expected to be funded in third quarter  Distributed $165** million to shareholders in the quarter o Repurchased 708 thousand shares at a cost of $138 million in the quarter; Bringing the balance remaining on the share repurchase program to $306 million o Paid dividends of $27 million in the second quarter o YTD shareholder distributions of $265 million** represent 180% of YTD free cash flow Total $60 Total $165 ** $169 $186 $48 $79 $121 $107 $— $20 $40 $60 $80 $100 $120 $140 $160 $180 $200 Q2 2016 Q2 2017 ($ in mi llio ns ) Cash Flow Generation and Capex Cash from Operations CAPEX Free Cash Flow*

6 Ingalls Shipbuilding Q2 2017 Results *Non-GAAP measure. See appendix for definition and reconciliation.  Ingalls revenues up 9.2% YOY due to higher volumes on the LHA and NSC programs, partially offset by lower volume on the LPD program.  Ingalls segment operating income and margin up YOY due to higher risk retirement on the LHA and NSC programs, partially offset by lower risk retirement on the LPD program. $585 $639 $— $100 $200 $300 $400 $500 $600 $700 Q2 2016 Q2 2017 ($ in m illi on s) Revenues $88 $98 $80 $90 $100 Q2 2016 Q2 2017 ($ in m illion s) Segment Operating Income* 15.0% 15.3% —% 4.0% 8.0% 12.0% 16.0 % Q2 2016 Q2 2017 Segment Operating Margin*

7 Newport News Shipbuilding Q2 2017 Results *Non-GAAP measure. See appendix for definition and reconciliation.  Newport News revenues similar YOY.  Newport News segment operating income and margin down YOY due to lower risk retirement on the VCS program. $999 $1,001 $500 $600 $700 $800 $900 $1,000 $1,100 Q2 2016 Q2 2017 ($ in mi llio ns ) Revenues $98 $80 $— $20 $40 $60 80 $100 $120 Q2 2016 Q2 2017 ($ in mi llio ns ) Segment Operating Income* 9.8% 8.0% —% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0 % Q2 2016 Q2 2017 Segment Operating Margin*

8 Technical Solutions Q2 2017 Results *Non-GAAP measure. See appendix for definition and reconciliation.  Technical Solutions revenues up 70.6% YOY due to the 4Q16 acquisition of Camber Corp.  Technical Solutions segment operating income and margin up YOY due to improved performance in oil and gas services and the acquisition of Camber Corp. $143 $244 $— $50 $100 $150 $200 $250 $300 Q2 2016 Q2 2017 ($ in mi llio ns ) Revenues $(2) $9 $(30) $(20) $(10) $— $10 Q2 2016 Q2 2017 ($ in m illio ns) Segment Operating Income (Loss)* (1.4)% 3.7% (4.0)% —% 4.0 % Q2 2016 Q2 2017 Segment Operating Margin*

9 Appendix

10 Non-GAAP Measures Definitions We make reference to “segment operating income (loss),” “segment operating margin,” “adjusted net earnings (loss),” “adjusted diluted earnings per share,” and “free cash flow.” We internally manage our operations by reference to “segment operating income (loss)” and “segment operating margin,” which are not recognized measures under GAAP. When analyzing our operating performance, investors should use segment operating income (loss) and segment operating margin in addition to, and not as alternatives for, operating income and operating margin or any other performance measure presented in accordance with GAAP. They are measures that we use to evaluate our core operating performance. We believe that segment operating income (loss) and segment operating margin reflect an additional way of viewing aspects of our operations that, when viewed with our GAAP results, provide a more complete understanding of factors and trends affecting our business. We believe these measures are used by investors and are a useful indicator to measure our performance. Because not all companies use identical calculations, our presentation of segment operating income (loss) and segment operating margin may not be comparable to similarly titled measures of other companies. Adjusted net earnings (loss) and adjusted diluted earnings per share are not measures recognized under GAAP. They should be considered supplemental to and not a substitute for financial information prepared in accordance with GAAP. We believe these measures are useful to investors because they exclude items that do not reflect our core operating performance. They may not be comparable to similarly titled measures of other companies. Free cash flow is not a measure recognized under GAAP. Free cash flow has limitations as an analytical tool and should not be considered in isolation from, or as a substitute for, analysis of our results as reported under GAAP. We believe free cash flow is an important measure for our investors because it provides them insight into our current and period-to-period performance and our ability to generate cash from continuing operations. We also use free cash flow as a key operating metric in assessing the performance of our business and as a key performance measure in evaluating management performance and determining incentive compensation. Free cash flow may not be comparable to similarly titled measures of other companies.

11 Non-GAAP Measures Definitions Cont’d Segment operating income (loss) is defined as operating income (loss) for the relevant segment(s) before the FAS/CAS Adjustment and non-current state income taxes. Segment operating margin is defined as segment operating income (loss) as a percentage of sales and service revenues. Adjusted net earnings (loss) is defined as net earnings adjusted for the after-tax impact of the FAS/CAS Adjustment. Adjusted diluted earnings per share is defined as adjusted net earnings (loss) divided by the weighted-average diluted common shares outstanding. Free cash flow is defined as net cash provided by (used in) operating activities less capital expenditures. FAS/CAS Adjustment is defined as the difference between our pension and postretirement plan expense under GAAP Financial Accounting Standards and the same expense under U.S. Cost Accounting Standards (CAS). Our pension and postretirement plan expense is charged to our contracts under CAS and included in segment operating income. Non-current state income taxes are defined as deferred state income taxes, which reflect the change in deferred state tax assets and liabilities and the tax expense or benefit associated with changes in state uncertain tax positions in the relevant period. These amounts are recorded within operating income. Current period state income tax expense is charged to contract costs and included in cost of sales and service revenues in segment operating income. We present financial measures adjusted for the FAS/CAS Adjustment and non-current state income taxes to reflect the company’s performance based upon the pension costs and state tax expense charged to our contracts under CAS. We use these adjusted measures as internal measures of operating performance and for performance-based compensation decisions.

12 Non-GAAP Reconciliations – Segment Operating Income (Loss) & Segment Operating Margin ($ in millions) 2017 2016 2017 2016 Ingalls revenues 639$ 585$ 1,189$ 1,171$ Newport News revenues 1,001 999 1,972 1,992 Technical Solutions revenues 244 143 469 351 Intersegment eliminations (26) (27) (48) (51) Sales and Service Revenues 1,858 1,700 3,582 3,463 Segment Operating Income (Loss) Ingalls 98 88 164 170 As a percentage of Ingalls revenues 15.3% 15.0% 13.8% 14.5 % Newport News 80 98 152 179 As a percentage of Newport News revenues 8.0% 9.8% 7.7% 9.0 % Technical Solutions 9 (2) (9) 1 As a percentage of Technical Solutions revenues 3.7% (1.4)% (1.9)% 0.3 % Segment Operating Income (Loss) 187 184 307 350 As a percentage of sales and service revenues 10.1% 10.8% 8.6% 10.1 % Non-segment factors affecting operating income (loss): FAS/CAS Adjustment 49 35 98 70 No -current state income taxes 1 (2) (4) (5) Operating Income (Loss) 237 217 401 415 Interest expense (17) (18) (35) (37) Other, net (2) — (1) (2) Federal and foreign income taxes (71) (66) (99) (107) Net Earnings (Loss) 147$ 133$ 266$ 269$ Three Months Ended June 30 Six Months Ended June 30

13 Non-GAAP Reconciliations – Adjusted Net Earnings & Adjusted Diluted EPS 13 *The income tax impact is calculated using the tax rate in effect for the relevant non-GAAP adjustment. **Amounts may not recalculate exactly due to rounding. ($ in millions) 2017 2016 2017 2016 Net Earnings 147$ 133$ 266$ 269$ After-tax adjustment for FAS/CAS Adjustment (1) (32) (23) (64) (45) Adjusted Net Earnings 115 110 202 224 Diluted earnings per share 3.21$ 2.80$ 5.77$ 5.68$ After-tax FAS/CAS Adjustment per share (1) (0.70) (0.48) (1.39) (0.95) Adjusted Diluted EPS 2.51$ 2.32$ 4.38$ 4.73$ (1) FAS/CAS Adjustment (49)$ (35)$ (98)$ (70)$ Tax effect at 35% statutory rate* 17 12 34 25 After-tax effect (32)$ (23)$ (64)$ (45)$ Weighted-Average Diluted Shares Outstanding 45.8 47.5 46.1 47.4 After-tax per share impact** (0.70)$ (0.48)$ (1.39)$ (0.95)$ Three Months Ended June 30 Six Months Ended June 30

14 Non-GAAP Reconciliation – Free Cash Flow 14 ($ in millions) 2017 2016 2017 2016 Net cash provided by (used in) operating activities 186 169 284 223 Less: Capital expenditures (79) (48) (137) (85) Free cash flow 107 121 147 138 Three Months Ended June 30 Six Months Ended June 30